Exhibit 99.1

1 OFFICE PROPERTIES INCOME TRUST INVESTOR PRESENTATION September 2024 Chicago, IL

2 OFFICE PROPERTIES INCOME TRUST This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: OPI's future leasing activity and pipeline and options to address upcoming debt maturities. Forward-looking statements reflect OPI's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause OPI's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: OPI's ability to make required payments on debt or refinance debts as they mature or otherwise become due; OPI's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and its ability to obtain new debt financing, and otherwise manage leverage; OPI's ability to comply with the terms of its debt agreements and meet financial covenants; OPI’s ability to effectively raise and balance its use of debt and equity capital; the extent to which changes and trends in office space utilization and needs, including due to remote work arrangements, continue to impact demand for office space at OPI’s properties; whether OPI’s tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; OPI’s ability to increase or maintain occupancy at its properties on terms desirable to OPI, and OPI’s ability to increase rents when its leases expire or renew; competition within the commercial real estate industry, particularly in the markets in which OPI’s properties are located; the impact of unfavorable market and commercial real estate industry conditions due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operates, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization, among other things, on OPI and its tenants; the likelihood that OPI's tenants will pay rent or be negatively impacted by continuing unfavorable market and commercial real estate industry conditions or government budget constraints; OPI's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI's tenants; OPI’s ability to sell properties at prices it targets; OPI's tenant and geographic concentration; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI's ability to acquire properties that realize its targeted returns; OPI's credit ratings; OPI's ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of OPI's manager, The RMR Group LLC (“RMR”), to successfully manage OPI; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown or failure to increase the government debt ceiling on OPI's ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI's related parties, including its Managing Trustees, RMR, Sonesta International Hotels Corporation, and others affiliated with them; limitations imposed by and OPI's ability to satisfy complex rules to maintain OPI's qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond OPI's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI's periodic filings. The information contained in OPI's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward-looking statements in this presentation. OPI's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon OPI's forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that OPI obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on our good faith estimates and beliefs, derived from our review of internal surveys and independent sources and our experience. OPI believes that these external sources, estimates and beliefs are reliable and reasonable, but OPI has not independently verified them. Although OPI is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise expressly noted, (1) all data presented are as of or for the three months ended June 30, 2024, (2) references to “weighted average” mean a weighted average by annualized rental income, (3) references to “annualized rental income” mean the annualized contractual rents, as of June 30, 2024, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions, including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants (annualized rental income may differ from actual historical rental revenues calculated pursuant to U.S. Generally Accepted Accounting Principles, or GAAP), and (4) all data presented excludes three properties, which are encumbered by $82 million of mortgage notes, owned by two unconsolidated joint ventures in which OPI owns 51% and 50% interests. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD LOOKING STATEMENTS, DISCLAIMERS AND NON-GAAP FINANCIAL MEASURES

3 OFFICE PROPERTIES INCOME TRUST OPI AT A GLANCE 19.7 MILLION RENTABLE SQUARE FEET Energy Star® Partner of the Year SEVEN CONSECUTIVE YEARS $4.4 Billion INVESTMENT PORTFOLIO(2) 84.8% OCCUPANCY 147 PROPERTIES IN PORTFOLIO 61% REVENUE FROM INVESTMENT GRADE TENANTS(3) Office Properties Income Trust (Nasdaq: OPI) is a real estate investment trust (REIT) focused on owning and leasing office properties to high credit quality tenants in markets throughout the United States. In 2024, OPI was named as an Energy Star® Partner of the Year for the seventh consecutive year. (1) Adjusted for property sales subsequent to quarter end. (2) Total gross assets. (3) Based on annualized rental income. 3 As of June 30, 2024(1)

4 OFFICE PROPERTIES INCOME TRUST SITUATION OVERVIEW Challenging Business Environment Makes Debt Refinancing Difficult Seattle, WA • As of December 31, 2022, ~36% of OPI’s leased square footage was scheduled to expire by year end 2025. • Tenants representing $139 million, or over 25%, of its annualized rental income have vacated or are expected to vacate during 2023 to 2025. • Due to changing office utilization and market factors, many of OPI’s large single tenant properties have limited prospects to re-lease as tenants vacate. • By fiscal year 2025, consolidated Adjusted EBITDAre is estimated to be 27% less than 2022. • OPI cut its quarterly common dividend to $0.01 per share in January 2024. • OPI continues to try selling properties to increase its liquidity, with a focus on challenged properties where financing options are not available, but sales are difficult to consummate in existing market conditions.

5 OFFICE PROPERTIES INCOME TRUST EFFORTS TO MANAGE DEBT MATURITIES January February March 2023 • Completed a 5-year $300 million offering of senior secured notes at a 9% coupon. – Secured by 17 office properties with a gross book value of $619 million. • Recast revolving credit facility with a new 3-year $425 million credit agreement consisting of a $325 million secured revolving credit facility and a $100 million secured term loan. – Secured by 19 office properties with a gross book value of $1.0 billion. • Redeemed $350 million of 4.25% senior unsecured notes due 2024 using the proceeds from the new 9% senior secured notes and borrowings under revolving credit facility. • Completed a private debt exchange for an aggregate principal amount of $865 million of outstanding senior unsecured notes due 2025, 2026, 2027 and 2031 for $567 million of new 9% senior secured notes due 2029. – New notes secured by first-priority liens on 19 properties with a gross book value of real estate assets of $716 million and second-priority liens on the 19 properties that secure revolving credit facility. • Closed over $177 million in interest-only mortgage financing with a weighted average interest rate of 7.8%. 2024 5 Current • Exploring all options to address remaining $499 million of senior notes due 2/1/2025. June OFFICE PROPERTIES INCOME TRUST

6 OFFICE PROPERTIES INCOME TRUST UNIQUE PORTFOLIO CHALLENGES COMPARED TO MOST OTHER OFFICE REITs Top MSAs % of OPI’s Annualized Rental Income OPI Occupancy Market Occupancy(2) Washington, D.C. Metro(3) 23.7% 78% 78% Atlanta 9.4% 85% 74% Chicago 9.1% 78% 74% (1) Property composition by square footage. (2) Market occupancy per JLL. (3) Includes the District of Columbia, Northern Virginia and Maryland. 37.6% 62.4% Multi-Tenant Single-Tenant 29.3% 70.7% Urban Suburban Average Property Size: 134,390 SF Average Property Age: 17.3 years Tenancy Profile(1) Urban / Suburban Property Mix(1) Property Statistics • Older single-tenant suburban office properties with few amenities are challenging to lease in today's market environment. • While OPI’s occupancy levels are currently in line or exceeding market, OPI will face significant competition as it seeks to renew leases or attract new tenants. Market Backdrop 1 2 3 Note: All information is as of or for the trailing twelve months ended June 30, 2024.

OFFICE PROPERTIES INCOME TRUST

# OPERATING & FINANCIAL METRICS BY COLLATERAL POOL

**As of June 30, 2024**
(dollars and SF in thousands)

| | Number of Properties | SF | SF Expiring Through 12/31/2025 | Occupancy (%) | WALT by Revenue (years) | Annualized Rental Income | Trailing Twelve Months NOI | Trailing Twelve Months Cash Basis NOI | Unspent Leasing Obligations | Gross Book Value (GBV) |
|---|---|---|---|---|---|---|---|---|---|---|
| **Unsecured Properties:** | | | | | | | | | | |
| Currently Performing Unsecured Properties | 41 | 3,817 | 420 | 86.1% | 4.8 | $99,877 | $52,729 | $50,883 | $10,444 | $1,035,917 |
| Currently Known Vacates Through 12/31/2025 | 8 | 1,106 | 596 | 82.3% | 1.8 | 20,942 | 15,056 | 15,202 | 544 | 277,743 |
| Current Active Dispositions | 24 | 2,438 | 1,063 | 51.5% | 1.5 | 34,388 | 27,627 | 30,588 | - | 463,651 |
| Current Forecasted Dispositions | 12 | 2,102 | 1,190 | 77.3% | 8.8 | 36,966 | 26,286 | 19,740 | - | 559,324 |
| Properties Sold Since 6/30/2024[1] | 4 | 559 | 66 | - | - | 4,562 | 26,174 | 12,018 | 124 | 73,708 |
| **Subtotal Unsecured Properties** | **89** | **10,022** | **3,335** | **74.8%** | **4.7** | **$196,735** | **$147,872** | **$128,431** | **$11,112** | **$2,410,343** |
| **Secured Properties:** | | | | | | | | | | |
| Credit Agreement[2] | 19 | 3,603 | 216 | 98.5% | 7.3 | $117,909 | $71,607 | $58,898 | $38,009 | $1,001,437 |
| $300mm Senior Notes due 2029 | 17 | 2,126 | 57 | 98.5% | 9.5 | 69,667 | 44,432 | 36,457 | 11,522 | 618,644 |
| $567mm Senior Notes due 2029[2] | 19 | 3,208 | 155 | 83.6% | 7.9[3] | 65,759 | 39,648 | 33,971 | 35,171 | 715,986 |
| Mortgage Notes | 7 | 1,334 | - | 100.0% | 11.9 | 32,988 | 25,304 | 21,939 | 9,756 | 303,643 |
| **Subtotal Secured Properties** | **62** | **10,271** | **428** | **94.0%** | **8.5** | **$286,323** | **$180,991** | **$151,265** | **$94,458** | **$2,639,710** |
| **Total/Weighted Average** | **151** | **20,293** | **3,763** | **83.5%** | **6.9** | **$483,058** | **$328,863** | **$279,696** | **$105,570** | **$5,050,053** |

(1) Information as of June 30, 2024 includes four properties sold subsequent to quarter end. Trailing twelve month information also includes properties that were previously sold.
(2) The $567 million senior notes due 2029 are also secured by second mortgage liens on the 19 properties securing the Credit Agreement.
(3) Weighted average lease term for the properties securing OPI's $567 million senior notes due 2029 was 5.1 years. Adjusted for a lease extension through 2037 executed in July 2024 with a tenant that leases 554 rentable square feet representing $16,210 of annualized rental income, the weighted average lease term for these properties was 7.9 years.

7

OFFICE PROPERTIES INCOME TRUST

# CURRENTLY PERFORMING UNSECURED PROPERTIES PORTFOLIO(1)

## Portfolio Statistics

| | |
|---|---|
| Number of Properties | 41 |
| Rentable Square Feet (millions) | 3.8 |
| Average Property Size (SF) | 93,097 |
| Average Property Age (years) | 15.2 |
| Occupancy % | 86% |
| WALT by Revenue (years) | 4.8 |
| NOI | $52.7M |
| Gross Book Value (GBV) | $1,035.9M |
| **Capital Expenditures** | |
| Building Capital | $6.6M |
| Leasing Capital | $13.4M |
| Unspent Leasing Obligations | $10.4M |

## Portfolio Locations - Geographic Breakdown



**Top MSAs**


Washington D.C.(2) 48.8%
Baltimore 10.6%
Silicon Valley 8.5%
Richmond 4.9%
Sacramento 4.5%
Charlotte 3.8%
Montgomery 3.3%
Boston 2.4%
Tampa 2.1%

## Portfolio Highlights(3)

**Tenancy Profile**


41%
59%
Multi-Tenant
Single-Tenant

**Urban / Suburban Property Mix**


30%
70%
Urban
Suburban

**Tenant Credit Profile**


2%
40%
57%
Investment Grade
Not Rated
Non-Investment Grade

**Tenant Industry**


12%
21%
6%
12%
18%
15%
16%
U.S. Government
Real Estate & Finanical
Other Government
Legal/Professional Services
Manuf./Transportation
Gov. Contractors
Other

(1) Excludes unsecured properties with currently known vacates, active dispositions, forecasted dispositions or properties that have been sold. See page 7 for further information.
(2) Includes the District of Columbia, Northern Virginia and Maryland.
(3) Represents percentage of annualized rental income.

Note: All information is as of or for the trailing twelve months ended June 30, 2024.

8

OFFICE PROPERTIES INCOME TRUST

# CONSTRAINTS OF UNSECURED DEBT COVENANTS

## Public Debt Covenants

| | As of and for the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2023 | 9/30/2023 | 12/31/2023 | 3/31/2024 | 6/30/2024 |
| **Maintenance Covenant** | | | | | |
| **Total unencumbered assets / unsecured debt (minimum 150.0%)** | **206.2%** | **206.2%** | **205.9%** | **178.1%** | **237.1%** |
| **Incurrence Covenants** | | | | | |
| Total debt / adjusted total assets (maximum 60.0%) | 48.4% | 48.5% | 48.8% | 49.6% | 45.5% |
| Secured debt / adjusted total assets (maximum 40.0%) | 2.0% | 3.3% | 3.3% | 14.5% | 26.0% |
| **Consolidated income available for debt service / debt service (minimum 1.5x)** | **3.0x** | **2.9x** | **2.8x** | **2.3x** | **1.8x** |

## Commentary

- OPI has $1.0 billion of outstanding unsecured debt, including $499 million senior unsecured notes due 2/1/2025.
- OPI has to be especially mindful of its unencumbered assets / unsecured debt maintenance covenant when contemplating issuing additional secured debt and/or selling vacant properties.
  - Violation of this ongoing maintenance covenant results in immediate acceleration of all unsecured debt.
- OPI also has to be especially mindful of its consolidated income available for debt service / debt service covenant when contemplating issuing additional debt (unsecured or secured) and/or selling properties generating cashflow.
  - Violation of this incurrence covenant results in an absolute inability for OPI to issue any debt (unsecured or secured), even if the new debt issued is used to repay existing/maturing debt.
  - As of 6/30/2024, if OPI's consolidated income available for debt service decreases by $42 million or debt service increases by $28 million, OPI will trip this debt service coverage covenant.
  - Known vacating tenants will continue to pressure OPI's ability to maintain income and keep this debt service coverage above 1.5x (minimum).

9

10 OFFICE PROPERTIES INCOME TRUST CURRENT PLANNED DISPOSITIONS OVERVIEW Dispositions Update Since 6/30/2024 Note: All information is as of or for the trailing twelve months ended June 30, 2024. • OPI continues to sell properties to increase liquidity and/or reduce the negative carrying costs of vacant properties, with a focus on challenged properties where financing options are not available. • OPI is currently under agreement to sell or marketing for sale 24 unsecured properties which is expected to raise approximately $200 million: – 11 properties under Purchase and Sale Agreement (“PSA”) for $96 million (~$96 Per SF); – 8 properties under Letter of Intent for $74 million (~$95 Per SF); – 5 properties currently being marketed for sale. • There is no certainty that these properties will be sold or sold at the prices currently projected. – Office dispositions are challenging in this economic environment where property valuations have been negatively impacted since the pandemic and financing is not readily available to buyers. – OPI faces additional challenges because almost all the properties identified for sale are vacant or soon to be vacant, which further reduces the pool of potential buyers. – Of the 16 PSAs signed by OPI since January 2023, 6 (38%) were subsequently terminated. 2 of these 6 properties have since been sold for lower prices than previously under contract. • OPI has identified an additional 11 properties for possible future dispositions, however OPI must be mindful of the impact to operating metrics and debt covenants. • OPI is also contemplating selling 20 Massachusetts Ave. in Washington D.C., which was redeveloped into a mixed-use office/hotel. The property is currently 55% leased as a Sonesta hotel and 45% is vacant office space. – OPI expects the possible sale of this property will be materially impaired by the significant weakness in the Washington D.C. office market. Active Dispositions Statistics Forecasted Dispositions Statistics(1) Number of Properties 24 Rentable Square Feet (millions) 2.4 Occupancy % 52% WALT by Revenue (years) 1.5 NOI $27.6M Gross Book Value (GBV) $463.7M Number of Properties 11 Rentable Square Feet (millions) 1.7 Occupancy % 83% WALT by Revenue (years) 0.8 NOI $19.7M Gross Book Value (GBV) $272.7M (1) Statistics exclude 20 Massachusetts Ave. in Washington D.C.

11 OFFICE PROPERTIES INCOME TRUST Appendix Seattle, WA

12 OFFICE PROPERTIES INCOME TRUST Provo, UT The RMR Group

Adam Portnoy President & Chief Executive Officer Matt Jordan Executive Vice President, Chief Financial Officer & Treasurer Jennifer Clark Executive Vice President, General Counsel & Secretary John Murray Executive Vice President Chris Bilotto Executive Vice President Jacquelyn Anderson Timothy Bonang Matthew Brown Gregory Carey Brian Donley Yael Duffy Todd Hargreaves Jeffrey Leer Rob Lester Thomas Lorenzini David Perez Senior Vice Presidents Executive Operating Committee DEEP BENCH OF EXPERIENCED REAL ESTATE PROFESSIONALS 13

14 OFFICE PROPERTIES INCOME TRUST OPI IS MANAGED BY THE RMR GROUP (NASDAQ: RMR), AN ALTERNATIVE ASSET MANAGER Approximately $41 Billion in AUM RMR Platform Approximately 2,100 Properties More than 35 Offices Nationwide National Multi-Sector Investment Platform Industrial Residential Senior Living Medical Office Life Science Hotels Retail Office 14 Information on this page is as of December 31, 2023. Over 1,100 Real Estate Professionals Institutional Infrastructure & Vertically Integrated Platform Accounting Asset Management Development Finance Human Resources Information Technology Investor Relations Legal Marketing Portfolio Management Project Management Property Management Tax Transactions

15 OFFICE PROPERTIES INCOME TRUST (1) Source: S&P Global Market Intelligence. Data is for the most recently reported twelve months as of June 10, 2024. RELATIONSHIP WITH RMR PROVIDES SCALE AND EFFICIENCY Key Benefits • RMR provides all the employees; OPI has no employees. • RMR has visibility to properties marketed for sale across the United States. • The depth and breadth of the RMR platform attracts strong real estate professionals. • Career advancement opportunities at RMR drives employee engagement and retention. • RMR commercial property management employees focus only on assets managed by RMR. • RMR platform provides centralized support services, including procurement, banking and capital markets. • RMR platform provides economies of scale in purchasing goods and services. G&A % of Total Revenue(1) 4.2% 5.0% 5.0% 5.2% 6.2% 8.3% 8.5% 8.9% OPI PDM CIO BXP BDN HIW DEA OFC

16 OFFICE PROPERTIES INCOME TRUST RMR base management fee tied to OPI share price performance. • Consists of an annual fee equal to generally 50 bps multiplied by the lower of: (1) OPI’s historical cost of real estate, or (2) OPI’s total market capitalization. • There is no incentive for RMR to complete any transaction that could reduce share price. RMR incentive fees contingent on total shareholder return outperformance. • Incentive management fee: 12% of the outperformance of our total return per share compared to the MSCI U.S. Office REIT Index over a three year period multiplied by equity market capitalization. • Outperformance must be positive to be earned. • Shareholders keep 100% of benchmark returns and at least 88% of returns in excess of the benchmark. Other fees. • Property management fee: consists of an annual fee based on 3.0% of rents collected at OPI’s managed properties. • Construction management fee based on 5.0% of project costs. Alignment of Interests If OPI’s share price goes up and its total market cap exceeds its historical cost of real estate, RMR base management fee is capped at 50 bps of historical cost of real estate. If OPI’s stock price goes down and its historical cost of real estate exceeds its total market cap; RMR gets less base management fees (50 bps on equity market cap plus debt). Incentive fee structure keeps RMR focused on increasing total shareholder return. Members of RMR senior management are holders of OPI common shares, some subject to long term lock up agreements. OPI shareholders have visibility into RMR, a publicly traded company. OPI benefits from RMR’s national footprint and economies of scale of a $41 billion platform. FEES THAT OPI PAYS TO RMR ARE PRIMARILY PERFORMANCE BASED WHICH ALIGNS INTERESTS WITH SHAREHOLDERS

17 OFFICE PROPERTIES INCOME TRUST Washington, D.C. Debt Summary

OFFICE PROPERTIES INCOME TRUST

# DEBT SUMMARY

**As of June 30, 2024**
*(dollars in thousands)*

| | Coupon Rate (1) | Interest Rate (2) | Principal Balance | Maturity Date | Due at Maturity | Years to Maturity |
|---|---|---|---|---|---|---|
| **Secured Floating Rate Debt:** | | | | | | |
| $325,000 secured revolving credit facility | 8.910% | 8.910% | $ 178,000 | 1/29/2027 | $ 178,000 | 2.6 |
| $100,000 secured term loan | 8.910% | 8.910% | 100,000 | 1/29/2027 | 100,000 | 2.6 |
| Subtotal / weighted average | 8.910% | 8.910% | 278,000 | | 278,000 | 2.6 |
| | | | | | | |
| **Secured Fixed Rate Debt:** | | | | | | |
| Mortgage debt - One property | 8.272% | 8.272% | 42,700 | 7/1/2028 | 42,700 | 4.0 |
| Mortgage debt - One property | 8.139% | 8.139% | 26,340 | 7/1/2028 | 26,340 | 4.0 |
| Mortgage debt - Two properties | 7.671% | 7.671% | 54,300 | 10/6/2028 | 54,300 | 4.3 |
| Senior secured notes due 2029 | 9.000% | 10.589% | 300,000 | 3/31/2029 | 300,000 | 4.8 |
| Senior secured notes due 2029 | 9.000% | 9.000% | 567,429 | 9/30/2029 | 567,429 | 5.3 |
| Mortgage debt - One property | 7.210% | 7.210% | 30,680 | 7/1/2033 | 29,105 | 9.0 |
| Mortgage debt - One property | 7.305% | 7.305% | 8,400 | 7/1/2033 | 8,400 | 9.0 |
| Mortgage debt - One property | 7.717% | 7.717% | 14,900 | 9/1/2033 | 14,900 | 9.2 |
| Subtotal / weighted average | 8.795% | 9.251% | 1,044,749 | | 1,043,174 | 5.2 |
| | | | | | | |
| **Unsecured Fixed Rate Debt:** | | | | | | |
| Senior unsecured notes due 2025 | 4.500% | 4.521% | 499,154 | 2/1/2025 | 499,154 | 0.6 |
| Senior unsecured notes due 2026 | 2.650% | 2.815% | 140,488 | 6/15/2026 | 140,488 | 2.0 |
| Senior unsecured notes due 2027 | 2.400% | 2.541% | 80,784 | 2/1/2027 | 80,784 | 2.6 |
| Senior unsecured notes due 2031 | 3.450% | 3.550% | 114,355 | 10/15/2031 | 114,355 | 7.3 |
| Senior unsecured notes due 2050 | 6.375% | 6.375% | 162,000 | 6/23/2050 | 162,000 | 26.0 |
| Subtotal / weighted average | 4.253% | 4.310% | 996,781 | | 996,781 | 5.9 |
| | | | | | | |
| Total / weighted average | 6.857% | 7.087% | $2,319,530 | | $2,317,955 | 5.2 |

(1) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(2) Includes the effect of discounts and premiums on senior notes. Excludes the effect of debt issuance costs amortization.

18

19 OFFICE PROPERTIES INCOME TRUST $425 MILLION SECURED CREDIT FACILITIES: COLLATERAL PROPERTIES(1) Collateral Pool Statistics Number of Properties 19 Rentable Square Feet (millions) 3.6 % Investment Grade Tenants 62% Occupancy % 98% WALT by Revenue (years) 7.3 NOI $71.6M Estimated Market Value(2) $951.7M Gross Book Value (GBV) $1,001.4M Capital Expenditures Building Capital $9.6M Leasing Capital $19.0M Unspent Leasing Obligations $38.0M Select Collateral Properties 600 West Peachtree St. Atlanta, GA Primary tenant: State Properties Commission GBV: $71 million 2555 Grand Boulevard Kansas City, MO Primary tenant: Shook, Hardy & Bacon, L.L.P. GBV: $98 million 1000 West Fulton Market Chicago, IL Primary tenant: Alphabet, Inc. (Google) GBV: $364 million (1) Second priority liens on the properties secure $567 million of senior secured notes. (2) Estimated market value based on third party appraisals dated August 2023 – September 2023. Note: All information is as of or for the trailing twelve months ended June 30, 2024.

OFFICE PROPERTIES INCOME TRUST

# $425 MILLION SECURED CREDIT FACILITIES: COLLATERAL PROPERTIES

| # | Address | City | State | SF | Occupancy (%) | WALT by Revenue (years) | Year Built/ Renovated | Primary Tenant Credit Rating | Annualized Rental Income ($M) | NOI ($M) | Gross Book Value (GBV) ($M) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | 2420 Stevens Center Place | Richland | WA | 92,914 | 100% | 9.3 | 1995 | Investment Grade | $2.6 | $1.6 | $16.6 |
| 2 | 2430 Stevens Center Place | Richland | WA | 47,238 | 100% | 9.3 | 1995 | Investment Grade | $1.3 | $0.7 | $9.2 |
| 3 | 5353 Yellowstone Road | Cheyenne | WY | 106,107 | 93% | 16.5 | 2022 | Investment Grade | $2.7 | $1.8 | $13.6 |
| 4 | 4560 Viewridge Road | San Diego | CA | 93,177 | 100% | 6.9 | 1996 | Investment Grade | $3.5 | $2.3 | $27.9 |
| 5 | 2020 S. Arlington Heights | Arlington Heights | IL | 57,770 | 100% | 16.5 | 2002 | Investment Grade | $1.8 | $1.2 | $18.7 |
| 6 | 600 West Peachtree Street NW | Atlanta | GA | 387,242 | 95% | 5.0 | 2020 | Investment Grade | $9.4 | $5.2 | $70.8 |
| 7 | 180 Ted Turner Drive SW | Atlanta | GA | 90,688 | 100% | 13.2 | 2007 | Investment Grade | $3.5 | $2.6 | $34.9 |
| 8 | 14672 Lee Road | Chantilly | VA | 158,919 | 100% | 2.8 | 2002 | Non Investment Grade | $5.3 | $3.6 | $47.6 |
| 9 | 14668 Lee Road | Chantilly | VA | 170,220 | 97% | 14.8 | 2006 | Investment Grade | $6.0 | $4.1 | $55.8 |
| 10 | 440 First Street, NW | Washington | DC | 141,576 | 95% | 6.5 | 2013 | Not Rated | $8.9 | $5.0 | $93.4 |
| 11 | 2235 Iron Point Road | Folsom | CA | 96,022 | 100% | 5.3 | 2009 | Investment Grade | $3.0 | $2.3 | $14.1 |
| 12 | 45101 Warp Drive | Sterling | VA | 160,502 | 100% | 10.2 | 2001 | Investment Grade | $5.1 | $2.8 | $33.5 |
| 13 | 45201 Warp Drive | Sterling | VA | 88,363 | 100% | 10.2 | 2000 | Investment Grade | $2.9 | $1.5 | $18.2 |
| 14 | 45301 Warp Drive | Sterling | VA | 88,363 | 100% | 10.2 | 2000 | Investment Grade | $2.8 | $1.5 | $27.9 |
| 15 | 2300 Yorkmont Road | Charlotte | NC | 150,892 | 100% | 5.9 | 1995 | Investment Grade | $3.5 | $2.2 | $26.0 |
| 16 | 2400 Yorkmont Road | Charlotte | NC | 133,147 | 100% | 6.5 | 1995 | Investment Grade | $3.0 | $1.9 | $15.8 |
| 17 | 1751 Blue Hills Drive | Roanoke | VA | 399,182 | 100% | 9.3 | 2003 | Not Rated | $1.9 | $1.8 | $15.4 |
| 18 | 2555 Grand Boulevard | Kansas City | MO | 595,607 | 100% | 6.9 | 2003 | Not Rated | $19.6 | $13.0 | $98.2 |
| 19 | 1000 West Fulton Market | Chicago | IL | 544,617 | 97% | 5.0 | 2015 | Investment Grade | $31.1 | $16.4 | $363.5 |
| | | | | **3,602,546** | **98%** | **7.3** | | | **$117.9** | **$71.6** | **$1,001.4** |

Note: All information is as of or for the trailing twelve months ended June 30, 2024.

20

21 OFFICE PROPERTIES INCOME TRUST $300 MILLION SENIOR SECURED NOTES DUE 2029: COLLATERAL PROPERTIES Collateral Pool Statistics Number of Properties 17 Rentable Square Feet (millions) 2.1 % Investment Grade Tenants 38% Occupancy % 98% WALT by Revenue (years) 9.5 NOI $44.4M Estimated Market Value(1) $578.5M Gross Book Value (GBV) $618.6M Capital Expenditures Building Capital $4.2M Leasing Capital $26.4M Unspent Leasing Obligations $11.5M Select Collateral Properties 1224 Hammond Drive NE Atlanta, GA Primary tenant: IG Investments Holdings LLC GBV: $192 million 1800 Novell Place Provo, UT Primary tenant: OpenText Corporation GBV: $95 million 350 West Java Drive Sunnyvale, CA Primary tenant: CommScope Holding Company Inc. GBV: $33 million (1) Estimated market value based on third party appraisals dated August 2023 – September 2023 and broker opinion of value dated December 2023 – January 2024. Note: All information is as of or for the trailing twelve months ended June 30, 2024.

OFFICE PROPERTIES INCOME TRUST

# $300 MILLION SENIOR SECURED NOTES DUE 2029: COLLATERAL PROPERTIES

| # | Address | City | State | SF | Occupancy (%) | WALT by Revenue (years) | Year Built/ Renovated | Primary Tenant Credit Rating | Annualized Rental Income ($M) | NOI ($M) | Gross Book Value (GBV) ($M) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | 915 L Street | Sacramento | CA | 163,840 | 96% | 5.9 | 1988 | Investment Grade | $5.8 | $3.3 | $50.1 |
| 2 | 65 Bowdoin Street | S. Burlington | VT | 26,609 | 100% | 5.0 | 2009 | Investment Grade | $1.2 | $0.8 | $10.0 |
| 3 | 7850 Southwest 6th Court | Plantation | FL | 135,819 | 100% | 13.3 | 1999 | Investment Grade | $4.7 | $0.7 | $57.5 |
| 4 | 9815 Goethe Road | Sacramento | CA | 87,863 | 100% | 9.1 | 1992 | Investment Grade | $2.2 | $1.1 | $17.0 |
| 5 | 1387 South Vinnell Way | Boise | ID | 90,855 | 100% | 7.3 | 1996 | Investment Grade | $2.0 | $1.1 | $18.4 |
| 6 | 1249 South Vinnell Way | Boise | ID | 59,696 | 100% | 7.3 | 1997 | Investment Grade | $1.4 | $0.7 | $12.6 |
| 7 | 1185 South Vinnell Way | Boise | ID | 30,401 | 100% | 17.7 | 2002 | Investment Grade | $1.0 | $0.6 | $10.7 |
| 8 | 2101 Bermuda Hundred Drive | Chester | VA | 225,000 | 100% | 9.6 | 2011 | Not Rated | $1.4 | $1.1 | $14.1 |
| 9 | 15451 North 28th Avenue | Phoenix | AZ | 66,743 | 100% | 8.6 | 2013 | Investment Grade | $1.7 | $1.1 | $14.3 |
| 10 | 12515-4 Research Boulevard | Austin | TX | 93,188 | 100% | 5.1 | 1999 | Investment Grade | $2.8 | $2.0 | $15.0 |
| 11 | 1800 Novell Place | Provo | UT | 411,661 | 94% | 10.2 | 2000 | Non-Investment Grade | $11.6 | $7.7 | $95.1 |
| 12 | 350 West Java Drive | Sunnyvale | CA | 96,415 | 100% | 8.4 | 2012 | Non-Investment Grade | $4.5 | $3.7 | $32.9 |
| 13 | 3600 Wiseman Boulevard | San Antonio | TX | 99,986 | 100% | 8.3 | 2004 | Investment Grade | $3.4 | $2.0 | $18.3 |
| 14 | 2500 Walsh Avenue | Santa Clara | CA | 65,840 | 100% | 10.5 | 2014 | Non-Investment Grade | $2.8 | $2.3 | $22.5 |
| 15 | 2548 Campbell Place | Carlsbad | CA | 46,370 | 100% | 6.8 | 2020 | Investment Grade | $1.7 | $1.5 | $11.2 |
| 16 | 77 Rio Robles Drive | San Jose | CA | 68,243 | 100% | 6.4 | 2011 | Not Rated | $2.5 | $1.5 | $26.5 |
| 17 | 1224 Hammond Drive NE | Atlanta | CA | 357,570 | 100% | 11.2 | 2020 | Not Rated | $18.8 | $13.2 | $192.3 |
| | | | | **2,126,099** | **98%** | **9.5** | | | **$69.7** | **$44.4** | **$618.6** |

Note: All information is as of or for the trailing twelve months ended June 30, 2024.

22

23 OFFICE PROPERTIES INCOME TRUST $567 MILLION SENIOR SECURED NOTES DUE 2029: FIRST LIEN COLLATERAL PROPERTIES(1) Collateral Pool Statistics Number of Properties 19 Rentable Square Feet (millions) 3.2 % Investment Grade Tenants 67% Occupancy % 84% WALT by Revenue (years) 7.9(2) NOI $39.6M Estimated Market Value(3) $715.7M Gross Book Value (GBV) $716.0M Capital Expenditures Building Capital(4) $2.9M Leasing Capital $16.5M Unspent Leasing Obligations $35.2M Select Collateral Properties (1) Notes are secured by first lien collateral and second-priority liens on 19 additional properties that secure $425 million revolving credit facility (estimated market value of $951.7 million, see pages 19 and 20 for additional information regarding these properties). (2) Weighted average lease term for the properties securing OPI's $567 million senior notes due 2029 was 5.1 years. Adjusted for a lease extension through 2037 executed in July 2024 with a tenant that leases 554 rentable square feet representing $16,210 of annualized rental income, the weighted average lease term for these properties was 7.9 years. (3) Estimated market value based on broker opinion of value dated April 2024. (4) Excludes redevelopment capital. (5) 351, 401 and 501 Elliott Ave. West, Seattle, WA redeveloped to life science campus and delivered in March 2024. Aggregate 300K square foot property currently 28% occupied. 501 Elliott Ave. West Seattle, WA(5) Primary tenant: Sonoma Biotherapeutics, Inc. GBV: $109 million 16001 North Dallas Parkway Addison, TX Primary tenant: Bank of America Corporation GBV: $114 million 1415 West Diehl Road Naperville, IL Primary tenant: Endotronix, Inc. GBV: $116 million Note: All information is as of or for the trailing twelve months ended June 30, 2024.

OFFICE PROPERTIES INCOME TRUST

# $567 MILLION SENIOR SECURED NOTES DUE 2029: FIRST LIEN COLLATERAL PROPERTIES

| # | Address | City | State | SF | Occupancy (%) | WALT by Revenue (years) | Year Built/ Renovated | Primary Tenant Credit Rating | Annualized Rental Income ($M) | NOI ($M) | Gross Book Value (GBV) ($M) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | 2645 and 2655 Long Lake Road | Roseville | MN | 61,426 | 100% | 10.0 | 1987 | Investment Grade | $1.5 | $0.8 | $7.6 |
| 2 | 4712 Southpark Boulevard | Ellenwood | GA | 352,064 | 100% | 10.2 | 2005 | Investment Grade | $3.9 | $2.5 | $24.7 |
| 3 | 14660 Lee Road | Chantilly | VA | 80,339 | 100% | 5.5 | 1998 | Investment Grade | $3.0 | $2.0 | $25.3 |
| 4 | 4221 W. John Carpenter Freeway | Irving | TX | 53,750 | 100% | 3.9 | 1995 | Investment Grade | $0.8 | $0.6 | $7.3 |
| 5 | 330 Billerica Road | Chelmsford | MA | 98,048 | 59% | 10.5 | 1996 | Not Rated | $1.5 | $0.7 | $12.7 |
| 6 | 16001 North Dallas Parkway | Addison | TX | 553,799 | 100% | 12.6(1) | 1996 | Investment Grade | $16.2 | $10.4 | $114.2 |
| 7 | 1415 West Diehl Road | Naperville | IL | 724,651 | 63% | 5.2 | 2023 | Not Rated | $11.0 | $8.8 | $116.2 |
| 8 | 2231 Schrock Road | Columbus | OH | 41,792 | 100% | 8.1 | 1999 | Not Rated | $0.5 | $0.4 | $3.7 |
| 9 | 10451 Clay Road | Houston | TX | 97,295 | 100% | 4.8 | 2013 | Not Rated | $2.3 | $2.2 | $23.7 |
| 10 | 10350 NW 112th Avenue | Miami | FL | 78,634 | 100% | 3.5 | 2002 | Investment Grade | $3.5 | $2.1 | $19.1 |
| 11 | 3400 West Plano Parkway | Plano | TX | 234,534 | 100% | 1.8 | 1994 | Investment Grade | $1.5 | $2.1 | $25.7 |
| 12 | 445 Jan Davis Drive | Huntsville | AL | 57,420 | 100% | 7.1 | 2007 | Not Rated | $1.0 | $0.9 | $6.8 |
| 13 | Two Commercial Place | Norfolk | VA | 288,662 | 100% | 3.0 | 2016 | Investment Grade | $6.3 | $4.0 | $41.8 |
| 14 | 202 North Castlegory Road | Houston | TX | 84,150 | 100% | 3.5 | 2016 | Investment Grade | $3.0 | $1.6 | $14.4 |
| 15 | 351 Elliott Ave West(2) | Seattle | WA | 108,428 | 0% | 0.0 | 2024 | Not Rated | $0.0 | ($1.3) | $41.2 |
| 16 | 401 Elliott Ave West(2) | Seattle | WA | 77,222 | 2% | 4.7 | 2024 | Not Rated | $0.1 | ($0.8) | $103.3 |
| 17 | 501 Elliott Ave West(2) | Seattle | WA | 114,310 | 73% | 10.3 | 2024 | Not Rated | $7.2 | $1.6 | $108.9 |
| 18 | 18010 Burt Street | Omaha | Ne | 101,283 | 100% | 10.1 | 2012 | Not Rated | $2.4 | $0.9 | $19.2 |
| | | | | **3,207,807** | **84%** | **7.9(1)** | | | **$65.8** | **$39.6** | **$716.0** |

(1) Weighted average lease term for the properties securing OPI's $567 million senior notes due 2029 was 5.1 years. Adjusted for a lease extension through 2037 executed in July 2024 with a tenant that leases 554 rentable square feet representing $16,210 of annualized rental income, the weighted average lease term for these properties was 7.9 years.
(2) Property redeveloped to life science campus and delivered in March 2024.
Note: All information is as of or for the trailing twelve months ended June 30, 2024.

24

25 OFFICE PROPERTIES INCOME TRUST Washington, D.C. Financials

OFFICE PROPERTIES INCOME TRUST

# KEY FINANCIAL DATA

| *(amounts in thousands, except per share data)* | As of and for the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 |
| **Selected Income Statement Data:** | | | | | |
| Rental income | $ 123,686 | $ 139,435 | $ 133,773 | $ 133,361 | $ 133,997 |
| Net income (loss) | $ 76,171 | $ (5,184) | $ (37,151) | $ (19,593) | $ (12,242) |
| NOI | $ 76,046 | $ 88,248 | $ 80,871 | $ 83,698 | $ 85,720 |
| Adjusted EBITDAre | $ 71,469 | $ 73,799 | $ 76,216 | $ 78,910 | $ 81,013 |
| FFO | $ 258,969 | $ 48,183 | $ 44,590 | $ 33,269 | $ 42,532 |
| Normalized FFO | $ 33,171 | $ 38,317 | $ 45,872 | $ 49,404 | $ 53,713 |
| CAD | $ (1,079) | $ 22,340 | $ 8,560 | $ 17,353 | $ 15,782 |
| Rolling four quarter CAD | $ 47,174 | $ 64,035 | $ 72,873 | $ 74,113 | $ 84,832 |
| **Per Common Share Data (basic and diluted):** | | | | | |
| Net income (loss) | $ 1.56 | $ (0.11) | $ (0.77) | $ (0.41) | $ (0.25) |
| FFO | $ 5.32 | $ 0.99 | $ 0.92 | $ 0.69 | $ 0.88 |
| Normalized FFO | $ 0.68 | $ 0.79 | $ 0.95 | $ 1.02 | $ 1.11 |
| CAD | $ (0.02) | $ 0.46 | $ 0.18 | $ 0.36 | $ 0.33 |
| Rolling four quarter CAD | $ 0.97 | $ 1.32 | $ 1.51 | $ 1.54 | $ 1.76 |
| **Dividends:** | | | | | |
| Annualized dividends paid per common share during the period | $ 0.04 | $ 0.04 | $ 1.00 | $ 1.00 | $ 1.00 |
| Annualized dividend yield (at end of period) | 2.0% | 2.0% | 13.7% | 24.4% | 13.0% |
| Annualized normalized FFO payout ratio | 1.5% | 1.3% | 26.3% | 24.5% | 22.5% |
| Rolling four quarter CAD payout ratio [1] | 4.1% | 3.0% | 65.8% | 64.9% | 56.8% |
| **Selected Balance Sheet Data:** | | | | | |
| Total gross assets | $ 4,410,554 | $ 4,637,482 | $ 4,639,848 | $ 4,672,646 | $ 4,633,357 |
| Total assets | $ 3,799,856 | $ 3,957,930 | $ 3,989,669 | $ 4,044,990 | $ 4,027,568 |
| Total liabilities | $ 2,470,157 | $ 2,707,566 | $ 2,733,990 | $ 2,740,357 | $ 2,691,613 |
| Total shareholders' equity | $ 1,329,699 | $ 1,250,364 | $ 1,255,679 | $ 1,304,633 | $ 1,335,955 |

(1) Reflects the annualized dividends paid per common share during the period as a percentage of rolling four quarter CAD per common share.

26

OFFICE PROPERTIES INCOME TRUST

# CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

| (dollars in thousands) | For the Three Months Ended | | | | | For the Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 | 6/30/2024 | 6/30/2023 |
| **Calculation of NOI and Cash Basis NOI:** | | | | | | | |
| Rental income | $ 123,686 | $ 139,435 | $ 133,773 | $ 133,361 | $ 133,997 | $ 263,121 | $ 266,419 |
| Property operating expenses | (47,640) | (51,187) | (52,902) | (49,663) | (48,277) | (98,827) | (96,927) |
| NOI | 76,046 | 88,248 | 80,871 | 83,698 | 85,720 | 164,294 | 169,492 |
| Non-cash straight line rent adjustments included in rental income | (7,563) | (7,379) | (9,074) | (8,691) | (4,256) | (14,942) | (8,429) |
| Lease value amortization included in rental income | (56) | (33) | (56) | (56) | (61) | (89) | (140) |
| Lease termination fees included in rental income | (200) | (12,445) | (1,554) | (1,576) | (1,485) | (12,645) | (1,584) |
| Non-cash amortization included in property operating expenses | (121) | (121) | (121) | (121) | (121) | (242) | (242) |
| Cash Basis NOI | $ 68,106 | $ 68,270 | $ 70,066 | $ 73,254 | $ 79,797 | $ 136,376 | $ 159,097 |
| **Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:** | | | | | | | |
| Net income (loss) | $ 76,171 | $ (5,184) | $ (37,151) | $ (19,593) | $ (12,242) | $ 70,987 | $ (12,688) |
| Equity in net losses of investees | 180 | 230 | 741 | 765 | 691 | 410 | 1,525 |
| Loss on impairment of equity method investment | – | – | 19,183 | – | – | – | – |
| Income tax (benefit) expense | (107) | 56 | 15 | 95 | 211 | (51) | 241 |
| Income (loss) before income tax (benefit) expense and equity in net losses of investees | 76,244 | (4,898) | (17,212) | (18,733) | (11,340) | 71,346 | (10,922) |
| (Gain) loss on early extinguishment of debt | (225,798) | 425 | – | – | – | (225,373) | – |
| Interest expense | 38,349 | 35,476 | 30,056 | 28,835 | 26,525 | 73,825 | 51,756 |
| Interest and other income | (226) | (1,357) | (257) | (281) | (337) | (1,583) | (501) |
| Loss (gain) on sale of real estate | 64 | 2,384 | (3,293) | (244) | 2,305 | 2,448 | (243) |
| General and administrative | 5,290 | 5,644 | 5,301 | 5,720 | 5,785 | 10,934 | 11,710 |
| Transaction related costs | – | 233 | 1,282 | 16,135 | 11,181 | 233 | 14,399 |
| Loss on impairment of real estate | 131,732 | – | 11,299 | – | – | 131,732 | – |
| Depreciation and amortization | 50,391 | 50,341 | 53,695 | 52,266 | 51,601 | 100,732 | 103,293 |
| NOI | 76,046 | 88,248 | 80,871 | 83,698 | 85,720 | 164,294 | 169,492 |
| Non-cash amortization included in property operating expenses | (121) | (121) | (121) | (121) | (121) | (242) | (242) |
| Lease termination fees included in rental income | (200) | (12,445) | (1,554) | (1,576) | (1,485) | (12,645) | (1,584) |
| Lease value amortization included in rental income | (56) | (33) | (56) | (56) | (61) | (89) | (140) |
| Non-cash straight line rent adjustments included in rental income | (7,563) | (7,379) | (9,074) | (8,691) | (4,256) | (14,942) | (8,429) |
| Cash Basis NOI | $ 68,106 | $ 68,270 | $ 70,066 | $ 73,254 | $ 79,797 | $ 136,376 | $ 159,097 |

27

28 OFFICE PROPERTIES INCOME TRUST For the Three Months Ended For the Six Months Ended 6/30/2024 6/30/2023 6/30/2024 6/30/2023 Reconciliation of NOI to Same Property NOI: Rental income $ 123,686 $ 133,997 $ 263,121 $ 266,419 Property operating expenses (47,640) (48,277) (98,827) (96,927) NOI 76,046 85,720 164,294 169,492 Less: NOI of properties not included in same property results (6,207) (8,766) (24,462) (17,128) Same Property NOI $ 69,839 $ 76,954 $ 139,832 $ 152,364 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 69,839 $ 76,954 $ 139,832 $ 152,364 Add: Lease value amortization included in rental income (56) (142) (156) (307) Less: Non-cash straight line rent adjustments included in rental income (4,353) (4,673) (9,643) (9,280) Lease termination fees included in rental income (200) (1,485) (400) (1,584) Non-cash amortization included in property operating expenses (86) (85) (173) (170) Same Property Cash Basis NOI $ 65,144 $ 70,569 $ 129,460 $ 141,023 RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (dollars in thousands)

29 OFFICE PROPERTIES INCOME TRUST CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) Amounts represent equity based compensation to OPI's Trustees, OPI's officers and certain other employees of RMR. (dollars in thousands) For the Three Months Ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Net income (loss) $ 76,171 $ (5,184) $ (37,151) $ (19,593) $ (12,242) Add (less): Interest expense 38,349 35,476 30,056 28,835 26,525 Income tax (benefit) expense (107) 56 15 95 211 Depreciation and amortization 50,391 50,341 53,695 52,266 51,601 EBITDA 164,804 80,689 46,615 61,603 66,095 Add (less): Loss on impairment of real estate 131,732 — 11,299 — — Loss (gain) on sale of real estate 64 2,384 (3,293) (244) 2,305 Equity in losses of unconsolidated joint ventures 180 230 741 765 691 Loss on impairment of equity method investment — — 19,183 — — EBITDAre 296,780 83,303 74,545 62,124 69,091 Add (less): Transaction related costs — 233 1,282 16,135 11,181 General and administrative expense paid in common shares (1) 487 362 389 651 741 (Gain) loss on early extinguishment of debt (225,798) 425 — — — Lease termination fees for sold property — (10,524) — — — Adjusted EBITDAre $ 71,469 $ 73,799 $ 76,216 $ 78,910 $ 81,013

OFFICE PROPERTIES INCOME TRUST

# CALCULATION OF FFO, NORMALIZED FFO AND CAD

*(dollars in thousands, except per share data).*

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/2024 | 3/31/2024 | 12/31/2023 | 9/30/2023 | 6/30/2023 |
| Net income (loss) | $ 76,171 | $ (5,184) | $ (37,151) | $ (19,593) | $ (12,242) |
| Add (less): Depreciation and amortization: | | | | | |
| Consolidated properties | 50,391 | 50,341 | 53,695 | 52,266 | 51,601 |
| Unconsolidated joint venture properties | 611 | 642 | 857 | 840 | 868 |
| Loss on impairment of real estate | 131,732 | – | 11,299 | – | – |
| Loss on impairment of equity method investment | – | – | 19,183 | – | – |
| Loss (gain) on sale of real estate | 64 | 2,384 | (3,293) | (244) | 2,305 |
| FFO | 258,969 | 48,183 | 44,590 | 33,269 | 42,532 |
| Add (less): Transaction related costs | – | 233 | 1,282 | 16,135 | 11,181 |
| (Gain) loss on early extinguishment of debt | (225,798) | 425 | – | – | – |
| Lease termination fees for sold property | – | (10,524) | – | – | – |
| Normalized FFO | 33,171 | 38,317 | 45,872 | 49,404 | 53,713 |
| Add (less): Non-cash expenses [(1)] | 216 | (879) | (1,093) | (1,312) | (2,157) |
| Depreciation and amortization - unconsolidated joint ventures | (611) | (642) | (857) | (840) | (868) |
| Equity in net losses of investees | 180 | 230 | 741 | 765 | 691 |
| Non-cash straight line rent adjustments included in rental income | (7,563) | (7,379) | (9,074) | (8,691) | (4,256) |
| Lease value amortization included in rental income | (56) | (33) | (56) | (56) | (61) |
| Net amortization of debt premiums, discounts and issuance costs | 3,634 | 3,444 | 2,401 | 2,276 | 2,327 |
| Lease termination fees for sold property | – | 10,524 | – | – | – |
| Recurring capital expenditures | (30,050) | (21,242) | (29,374) | (24,193) | (33,607) |
| CAD | $ (1,079) | $ 22,340 | $ 8,560 | $ 17,353 | $ 15,782 |
| | | | | | |
| Weighted average common shares outstanding (basic and diluted) | 48,648 | 48,466 | 48,463 | 48,403 | 48,354 |
| | | | | | |
| Per common share amounts (basic and diluted): | | | | | |
| Net income (loss) | $ 1.56 | $ (0.11) | $ (0.77) | $ (0.41) | $ (0.25) |
| FFO | $ 5.32 | $ 0.99 | $ 0.92 | $ 0.69 | $ 0.88 |
| Normalized FFO | $ 0.68 | $ 0.79 | $ 0.95 | $ 1.02 | $ 1.11 |
| CAD | $ (0.02) | $ 0.46 | $ 0.18 | $ 0.36 | $ 0.33 |

(1) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and certain other non-cash items.

30

OFFICE PROPERTIES INCOME TRUST

# NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS

**Non-GAAP Financial Measures**

OPI presents certain "non-GAAP financial measures" within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including NOI, Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDA*re*, Adjusted EBITDA*re*, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net (loss) income as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net (loss) income as presented in OPI's condensed consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net (loss) income. OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties.

**NOI and Cash Basis NOI**

The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net (loss) income in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates NOI and Cash Basis NOI as shown on page 27 and Same Property NOI and Same Property Cash Basis NOI as shown on page 28. OPI defines NOI as income from OPI's rental of real estate less OPI's property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that OPI records as depreciation and amortization expense. OPI defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. OPI calculates Same Property NOI and Same Property Cash Basis NOI in the same manner that OPI calculates the corresponding NOI and Cash Basis NOI amounts, except that OPI only includes same properties in calculating Same Property NOI and Same Property Cash Basis NOI. OPI uses NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than OPI does.

**EBITDA, EBITDA*re* and Adjusted EBITDA*re***

OPI calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDA*re*, and Adjusted EBITDA*re* as shown on page 29. EBITDA*re* is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect OPI's share of EBITDA*re* of its unconsolidated joint ventures. In calculating Adjusted EBITDA*re*, OPI adjusts for the items shown on page 29 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* differently than OPI does.

**FFO and Normalized FFO**

OPI calculates funds from operations, or FFO, and Normalized FFO as shown on page 30. FFO is calculated on the basis defined by Nareit, which is net (loss) income, calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and OPI's proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets and any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, OPI adjusts for the other items shown on page 30 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of OPI's core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other factors include, but are not limited to, requirements to maintain OPI's qualification for taxation as a REIT, limitations in OPI's credit agreement and public debt covenants, the availability to OPI of debt and equity capital, OPI's expectation of its future capital requirements and operating performance and OPI's expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than OPI does.

**Cash Available for Distribution**

OPI calculates cash available for distribution, or CAD, as shown on page 30. OPI defines CAD as Normalized FFO minus recurring real estate related capital expenditures and adjusted for other non-cash and non-recurring items and certain amounts excluded from Normalized FFO but settled in cash. CAD is among the factors considered by OPI's Board of Trustees when determining the amount of distributions to OPI's shareholders. Other real estate companies and REITs may calculate CAD differently than OPI does.

31

32 OFFICE PROPERTIES INCOME TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets, as defined in OPI's debt agreements. Unencumbered assets is calculated as adjusted total assets for properties not securing debt. Annualized dividend yield is the annualized dividend per common share paid during the period divided by the closing price of OPI's common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of June 30, 2024, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI and excluding lease value amortization. Building capital generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of OPI's unconsolidated joint venture and including distributions from OPI's unconsolidated joint venture, if any, determined together with debt service for the period presented. GAAP is U.S. generally accepted accounting principles. G&A is general and administrative expenses. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 53% of annualized rental income as of June 30, 2024 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 8% of annualized rental income as of June 30, 2024 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Leasing capital generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. MSA is metropolitan statistical area. Net debt is total debt less cash. Rentable Square Feet (or SF) represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rolling four quarter CAD represents CAD for the preceding twelve month period as of the respective quarter end date. Same properties for the three months ended June 30, 2024 is based on properties OPI owned continuously since April 1, 2023; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which OPI owns a 51% and 50% interest. SOFR is the secured overnight financing rate. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. WALT by Revenue or Weighted Average Remaining Lease Term is the average remaining lease term in years weighted based on annualized rental income.

33 OFFICE PROPERTIES INCOME TRUST INVESTOR PRESENTATION September 2024 Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458 OPIREIT.COM

## EXHIBIT A

| ADDRESS | CITY | STATE | | GBV RE ASSETS |
|---|---|---|---|---|
| 4344 Carmichael Road | Montgomery | AL | $ | 16,757,213 |
| 131 Clayton Street | Montgomery | AL | | 12,105,880 |
| 711 S 14th Avenue | Safford | AZ | | 9,127,396 |
| 2115 O'Nel Drive | San Jose | CA | | 24,357,911 |
| 10949 N. Mather Boulevard | Rancho Cordova | CA | | 22,400,069 |
| 47131 Bayside Parkway | Fremont | CA | | 17,223,233 |
| 11020 Sun Center Drive | Rancho Cordova | CA | | 15,491,824 |
| 51 Rio Robles Drive | San Jose | CA | | 14,973,861 |
| 603 San Juan Avenue | Stockton | CA | | 8,728,363 |
| 2544 Campbell Place | Carlsbad | CA | | 7,759,008 |
| 8900 Grand Oak Circle | Tampa | FL | | 15,391,253 |
| 8305 NW 62nd Avenue | Johnston | IA | | 26,861,304 |
| 25 Newport Avenue Extension | Quincy | MA | | 17,068,481 |
| 530 Gaither Road | Rockville | MD | | 60,447,937 |
| 520 Gaither Road | Rockville | MD | | 46,882,354 |
| 540 Gaither Road | Rockville | MD | | 38,210,883 |
| 10320 Little Patuxent Parkway | Columbia | MD | | 31,022,861 |
| 7001 Columbia Gateway Drive | Columbia | MD | | 30,328,239 |
| 4201 Patterson Avenue | Baltimore | MD | | 13,539,884 |
| 2009-2011 Commerce Park Drive | Annapolis | MD | | 11,621,185 |
| 2001-2003 Commerce Park Drive | Annapolis | MD | | 8,959,241 |
| 6315 Hillside Court | Columbia | MD | | 6,053,096 |
| 6310 Hillside Court | Columbia | MD | | 5,676,976 |
| 534 Gaither Road | Rockville | MD | | 608,494 |
| 3550 Green Court | Ann Arbor | MI | | 13,391,107 |
| 4241 NE 34th Street | Kansas City | MO | | 12,012,664 |
| 10b Airline Drive | Colonie | NY | | 10,552,897 |
| 1212 Pittsford - Victor Road | Pittsford | NY | | 4,484,135 |
| 446 Wrenplace Road | Fort Mill | SC | | 35,392,091 |
| 9680 Old Bailes Road | Fort Mill | SC | | 6,542,141 |
| 1511 East Common Street | New Braunfels | TX | | 9,640,897 |
| 1775 Wiehle Avenue | Reston | VA | | 42,485,307 |
| 9960 Mayland Drive | Richmond | VA | | 27,733,510 |
| 45610 Woodland Road | Sterling | VA | | 27,297,785 |
| 45600 Woodland Road | Sterling | VA | | 26,603,242 |
| 7987 Ashton Avenue | Manassas | VA | | 13,845,324 |
| 9201 Forest Hill Avenue | Richmond | VA | | 4,917,458 |
| **Total/Average** | | | **$** | **696,495,501** |

EXHIBIT B ADDRESS CITY STATE GBV RE ASSETS 12795 West Alameda Parkway Lakewood CO $ 18,363,999 20 Massachusetts Avenue NW Washington DC 286,613,229 7125 Industrial Road Florence KY 19,886,729 251 Causeway Street Boston MA 29,391,591 100 North Washington Street Boston MA 27,607,022 126-132 North Washington Street Boston MA 11,864,297 11411 E. Jefferson Avenue Detroit MI 22,226,810 One Jefferson Road Parsippany NJ 23,717,705 299 Jefferson Road Parsippany NJ 20,343,151 8800 Tinicum Boulevard Philadelphia PA 54,659,216 8675,8701-8711 Freeport Pkwy and 8901 Esters Blvd Irving TX 61,393,092 1760 Business Center Drive Reston VA 80,447,209 Total/Average $ 656,514,050